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[LOGO] First Security Benefit Life Insurance
       and Annuity Company of New York SM                                  ADVISORDESIGNS(R) VARIABLE ANNUITY APPLICATION

ISSUED BY FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("FSBL"). QUESTIONS? CALL OUR SERVICE
CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new AdvisorDesigns(R) Variable Annuity Contract. Please type or print.

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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select one annuity type:    [ ] Non-Qualified     [ ] 403(b) TSA      [ ] Traditional IRA      [ ] Roth IRA

Initial Contribution $ ____________________________

FOR IRAS ONLY: Current Year $ _____________________  Prior Year $ _____________________  Rollover $ _____________________

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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant __________________________________________________________________________________ [ ] Male  [ ] Female
                  First                               MI             Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Residential Address _____________________________________________________________________________________________________
(if different from mailing address)   Street Address            City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth _______________________________
                                                                                                   (mm/dd/yyyy)

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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3. PROVIDE CONTRACTOWNER INFORMATION
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[ ] Same as Annuitant

Name of Contractowner ______________________________________________________________________________ [ ] Male  [ ] Female
                      First                           MI             Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Residential Address _____________________________________________________________________________________________________
(if different from mailing address)   Street Address            City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth _______________________________
                                                                                                   (mm/dd/yyyy)

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner ________________________________________________________________________________ [ ] Male  [ ] Female
                    First                             MI             Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Residential Address _____________________________________________________________________________________________________
(if different from mailing address)   Street Address            City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth _______________________________
                                                                                                   (mm/dd/yyyy)

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.

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           PRIMARY BENEFICIARY NAME              DOB (MM/DD/YYYY)        RELATIONSHIP TO OWNER        % OF BENEFIT
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1.
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2.
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3.
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4.
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For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

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           CONTINGENT BENEFICIARY NAME           DOB (MM/DD/YYYY)        RELATIONSHIP TO OWNER        % OF BENEFIT
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1.
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2.
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6. PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If yes, please list the following for all life insurance or annuity contracts to be replaced:

                  CURRENT CARRIER NAME                                            CONTRACT/POLICY NUMBER

--------------------------------------------------------          -------------------------------------------------------

--------------------------------------------------------          -------------------------------------------------------

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7. CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

INCOME RIDERS:

    [ ] Guaranteed Minimum Income Benefit 1
        [ ] 3%  [ ] 5%

DEATH BENEFIT RIDER PAYABLE UPON DEATH:

    [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDERS:

        [ ] 3%  [ ] 4%  [ ] 5%

SURRENDER CHARGE RIDERS:

    [ ] 0-year Alternate Withdrawal Charge Rider

    [ ] 4-year Alternate Withdrawal Charge Rider

GUARANTEED WITHDRAWAL BENEFITS RIDERS:

    [ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%

    [ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%

    [ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

1 Under these riders, the maximum annual effective interest rate used in computing benefits is 4% for Contract Value allocated to the Money Market Subaccounts and the Fixed Account even if you select a rider that calculates benefits based upon a rate of 5%. If you expect to invest significantly in those Accounts, you may want to select a rate of 3%. Otherwise, you may pay for a higher rate without realizing the benefit.

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8. INDICATE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%

___ % AIM V.I. Capital          ___ % RVT CLS Advisor One          ___ % Rydex VT Juno               ___ % Rydex VT Strengthening
      Appreciation                    Clermont                                                             Dollar
                                                                   ___ % Rydex VT Large Cap Europe
___ % Federated Fund for U.S.   ___ % Rydex VT Arktos                                                ___ % Rydex VT Technology
      Government Securities II                                     ___ % Rydex VT Large Cap Growth
                                ___ % Rydex VT Banking                                               ___ % Rydex VT
___ % Federated High Income                                        ___ % Rydex VT Large Cap Japan          Telecommunications
      Bond II                   ___ % Rydex VT Basic Materials
                                                                   ___ % Rydex VT Large Cap Value    ___ % Rydex VT Titan 500
___ % Fidelity VIP Contrafund   ___ % Rydex VT Biotechnology
                                                                   ___ % Rydex VT Leisure            ___ % Rydex VT Transportation
___ % Fidelity VIP Growth       ___ % Rydex VT Commodities
      Opportunities                                                ___ % Rydex VT Long Dynamic       ___ % Rydex VT U.S. Government
                                ___ % Rydex VT Consumer                  Dow 30                            Bond
___ % Fidelity VIP Index 500          Products
                                                                   ___ % Rydex VT Medius             ___ % Rydex VT U.S. Government
___ % Fidelity VIP Investment   ___ % Rydex VT Electronics                                                 Money Market
      Grade Bond                                                   ___ % Rydex VT Mekros
                                ___ % Rydex VT Energy                                                ___ % Rydex VT Ursa
___ % Neuberger Berman AMT                                         ___ % Rydex VT Mid Cap Growth
      Guardian                  ___ % Rydex VT Energy Services                                       ___ % Rydex VT Utilities
                                                                   ___ % Rydex VT Mid Cap Value
___ % Neuberger Berman AMT      ___ % Rydex VT Financial                                             ___ % Rydex VT Velocity 100
      Partners                        Services                     ___ % Rydex VT Nova
                                                                                                     ___ % Rydex VT Weakening Dollar
___ % PIMCO VIT Real Return     ___ % Rydex VT Health Care         ___ % Rydex VT OTC
                                                                                                     ___ % SBL Global
___ % PIMCO VIT Total Return    ___ % Rydex VT Internet            ___ % Rydex VT Precious Metals
                                                                                                     ___ % SBL Small Cap Value
___ % Potomac Dynamic VP HY     ___ % Rydex VT Inverse Dynamic     ___ % Rydex VT Real Estate
      Bond                            Dow 30                                                         ___ % Wells Fargo Advantage
                                                                   ___ % Rydex VT Retailing                Opportunity VT
___ % RVT CLS Advisor One       ___ % Rydex VT Inverse Mid Cap
      Amerigo                                                      ___ % Rydex VT Sector Rotation    Must Total 100%
                                ___ % Rydex VT Inverse Small Cap
                                                                   ___ % Rydex VT Small Cap Growth

                                                                   ___ % Rydex VT Small Cap Value

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9. SALARY REDUCTION INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION.

The Employee's salary will be reduced by the sum of: $ _____________ or _______________% per pay period

Beginning: ________________________________________ [ ] Please skip the following month(s): ________________________________________
           Date (mm/dd/yyyy)

Will your employer match contributions?  [ ] Yes  [ ] No

Employer Name ______________________________________________________________________________________________________________________

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                       City                     State                   ZIP Code

Billing Statement Address __________________________________________________________________________________________________________
(if different from above)  Street Address                            City                     State                   ZIP Code

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10. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Fixed Account (subject to availability).

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

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11. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ________________________________________________  ____________________________
  Signature of Owner           Date (mm/dd/yyyy)     Signed at (City/State)

X ________________________________________________
  Signature of Joint Owner     Date (mm/dd/yyyy)

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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

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Comments: _______________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Print Name of Representative ____________________________________________________________________________________________

x _______________________________________________________________________________________________________________________
  Signature of Representative                                                                           Date (mm/dd/yyyy)

Address _________________________________________________________________________________________________________________
        Street Address                                          City                      State               ZIP Code

Daytime Phone Number ________________________________________ Email Address _____________________________________________

Security Benefit Representative Number _________________________________________

Print Name of Broker/Dealer _____________________________________________________________________________________________

For Registered Representative's Use Only

Option: [ ] A   [ ] B (default)   [ ] C   [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.

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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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